SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e) (2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 140-11(c) or Rule 240-2


                    NEW WORLD COFFEE - MANHATTAN BAGEL, INC.
                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate Number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                    NEW WORLD COFFEE - MANHATTAN BAGEL, INC.
                             246 Industrial Way West
                           Eatontown, New Jersey 07724



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The annual meeting of the stockholders of New World Coffee - Manhattan Bagel, Inc, a Delaware corporation, will be held on August ___, 1999 commencing at 9:30 a.m. at the Company's offices located at 246 Industrial Way West, Eatontown, New Jersey 07724. The meeting is called for the following purposes:

     1. Election of directors;

     2. Ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 25, 1999;

     3. Approval of a Restated  Certificate of Incorporation  which provides for
(a) a one for two common stock combination (b) a staggered Board of Directors and (c) various procedural provisions related to the operation of the Board of Directors and stockholders voting.

     4. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     Stockholders of record at the close of business on June ___, 1999 are entitled to notice of, and to vote at the Annual Meeting of Stockholders. Sending in your proxy will not prevent your attending and voting at the meeting in person should you later decide to do so.

     The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the enclosed proxy statement for further information with respect to the business to be transacted at the Annual Meeting of Stockholders.

     If you do not expect to attend the Annual Meeting of Stockholders in person, please sign and date the enclosed proxy and mail it promptly in the enclosed envelope.

     By order of the Board of Directors.




                                                Jerold E. Novack, Secretary


DATED:   ___________, 1999

                    NEW WORLD COFFEE - MANHATTAN BAGEL, INC.
                             246 Industrial Way West
                           Eatontown, New Jersey 07724



                                 PROXY STATEMENT


                                 August ___, 1999

     This proxy statement is being mailed to stockholders of record as of June ___, 1999 and is furnished in connection with the solicitation of proxies by the Board of Directors of New World Coffee - Manhattan Bagel, Inc. (the "Company") in connection with the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on August __, 1999, commencing at 9:30 a.m. at the offices of the Company located at 246 Industrial Way West, Eatontown, New Jersey 07724. Proxies will be voted in accordance with directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in the proxy statement.

     A proxy in the enclosed form may be revoked at any time, prior to it being voted at the Annual Meeting by sending a subsequently dated proxy or by giving written notice to the Company, in each case to the attention of Jerold E. Novack, Secretary, at the address set forth above. Stockholders who attend the Special Meeting may withdraw their proxies at any time before their shares are voted by notifying the Company at the meeting and voting their shares in person.

     The expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and proxy statement, the handling and tabulation of proxies received and the charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents of the proxy material to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone and telegraph by directors, officers or regular employees of the Company. It is estimated that the total cost of proxy solicitations by the Company will not exceed $7,500.

     The matters to be considered at the Annual Meeting include: (1) election of directors; (2) ratification of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 25, 1999; (3) approval of a Restated Certificate of Incorporation which provides for (a) a one for two common stock combination (b) a staggered Board of Directors and (c) various procedural provisions related to the operation of the Board of Directors and stockholder voting; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Company is aware of no other matters to be presented for action at the Annual Meeting.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     Holders of Common Stock at the close of business on ________, 1999 will be entitled to vote. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. On the record date there were ____________ outstanding shares of Common Stock (excluding any treasury shares), which is the only class of voting stock outstanding.

                            MATTERS TO BE VOTED UPON

     1. ELECTION OF DIRECTORS

     The Company's Board of Directors presently consists of five (5) members with the term of office of the current directors scheduled to expire at the Annual Meeting or until the election and qualification of their respective successors.

     All directors are to be elected as directors by a plurality of the votes cast at the Annual Meeting. Unless otherwise directed, the persons named in the accompanying Proxy have advised management that it is their intention to vote for the election of directors set forth in this proxy statement.

     The following table sets forth certain information with respect to the nominees for the election of directors. The "Year Term Expires" is premised upon the approval of the Restated Certificate of Incorporation and the institution of a staggered Board of Directors.

                                                                                      Year Term Expires
Name                      Age       Position                                          if Elected

Ramin Kamfar               35       Chairman of the Board of Directors;                          2002
                                    Chief Executive Officer

Karen Hogan                37       Director                                                     2002

Keith F. Barket            37       Director                                                     2001

Edward McCabe              61       Director                                                     2001

Leonard Tannenbaum         27       Director                                                     2000

     Officers

     The officers of the Company and their ages as of June ___, 1999 are as follows:


Name                                        Age         Position with the Company

R. Ramin Kamfar                              35         Chairman and Chief Executive Officer and Director
Sanford Nacht                                66         President and Chief Operating Officer
Jerold E. Novack                             43         Chief Financial Officer and Secretary
Jason Gennusa                                40         Vice President - Manufacturing
Andrew Gennusa                               33         Vice President - Construction
Michael Ryan                                 43         Vice President - Franchise Services
Rocco Fiorentino                             43         Vice President - Business Development
Barry Levine                                 49         Vice President - Coffee
Robert Williams                              49         Vice President - Coffee


     Mr. Kamfar has served as a Director since founding the Company and as Chairman and Chief Executive Office since December 1998. From May 1996 to December 1998, he also served as President of the Company. Between October 1993 and May 1996, Mr. Kamfar served in a number of capacities, including Co-President and Co-Chief Executive Officer of the Company. Between 1988 and 1993, he worked in the Investment Banking Division of Lehman Brothers Inc., New York, NY, most recently as a Vice President in the firm's Private Placement Group. Prior to Lehman Brothers, Mr. Kamfar worked at First Growth (U.K.) Ltd. where he gained experience in real estate finance and development. Mr. Kamfar has a B.S. degree with distinction in Finance from the University of Maryland and an M.B.A. degree with distinction in Finance from The Wharton School at the University of Pennsylvania.

     Mr. Nacht has served as President and Chief Operating Officer of the Company since December 1998. From September 1997 to December 1998, Mr. Nacht, as President of Sterling Management Group, LLC, Princeton, NJ, served Manhattan Bagel Company, Inc. as a management and operations consultant. From 1995 to 1997, Mr. Nacht was employed by York Management Services, Inc., a private investment and turnaround management company located in Somerset, NJ, in various positions including President and Chief Executive Officer. Prior to that Mr. Nacht was Chief Executive Officer for Gordon Construction, New York, NY. Mr. Nacht has an undergraduate degree from the Wharton School at the University of Pennsylvania and an M.B.A. degree from Pace University.

     Mr. Novack joined the Company as Vice President-Finance in June 1994 and has served as Chief Financial Officer since January 1999. From 1991 to 1994, he served as Vice President/Controller of The Outdoor Furniture Store, Inc., Woodbridge, NJ a specialty retail chain. From 1988 to 1991, he served as Controller for Richmond Ceramic Tile, Inc., New York, NY a retailer and distributor of ceramic tile. From 1985 to 1988, Mr. Novack served as Assistant Controller for Brooks Fashion Stores, Inc., New York, NY a specialty retail chain. Prior to 1985, Mr. Novack served as Import Division Controller for Mercantile Stores Company, Inc., New York, NY a department store chain. Mr. Novack has a B.S. degree in Accounting from Brooklyn College, City University of New York.

     Mr. Jason Gennusa has served as Vice President - Manufacturing of the Company since November 1998. Mr. Gennusa is a co-founder of Manhattan Bagel Company, Inc. and served as President of that company since 1987.

     Mr. Andrew Gennusa has served as Vice President - Construction of the Company since November 1998. Mr. Gennusa is a co-founder of Manhattan Bagel Company, Inc. and served as a Vice President of that company since 1987.

     Mr. Ryan has served as Vice President - Franchise Services of the Company since November 1998. From 1995 to November 1998, Mr. Ryan served initially as Director of Operations, and subsequently as Vice President - Franchise Services of Manhattan Bagel Company, Inc. From 1994 to 1995, he served as Director of Operations for T.J. Cinnamons, Secaucus, New Jersey. From 1973 to 1994, he served in various capacities at Dunkin Donuts, most recently as Development Manager.

     Mr. Fiorentino has served as Vice President - Development of the Company since November 1998. From May 1996 to November 1998, Mr. Fiorentino served as Director of Business Development of Manhattan Bagel Company, Inc. From 1985 to 1996, he served as President of Specialty Bakeries, Inc., Moorestown, NJ, a franchisor of Bagel Builders, which he co-founded and subsequently sold to Manhattan Bagel Company, Inc.

     Mr. Levine joined the Company as Vice President-Coffee in October 1996. From 1985 to 1996, he served as co-founder and co-Chief Executive Officer of Willoughby's, Branford, CT where he jointly directed coffee sourcing and roasting, site selection, store design, operations, strategic planning and development. From 1980 to 1987 he co-founded and operated New York Bread Express, New York, NY a wholesale baked goods distributor. Prior to that time, Mr. Levine held various positions in the publishing industry.

     Mr. Williams joined the Company as Vice President-Coffee in October 1996. From 1985 to 1996, he served as co-founder and co-Chief Executive Officer of Willoughby's, Branford, CT where he jointly directed coffee sourcing and roasting, site selection, store design, operations, strategic planning and development. From 1980 to 1987 he co-founded and operated New York Bread Express, New York, NY a wholesale baked goods distributor. Prior to that time Mr. Williams held various positions in the publishing industry.

     Directors

     Ms. Hogan has served as a director of the Company since December 1997. From 1992 to 1997, Ms. Hogan served as Senior Vice President, Preferred Stock Product Management at Lehman Brothers, Inc. From 1985 to 1992, Ms. Hogan served as Vice President, New Product Development Group at Lehman Brothers, Inc. New York, NY. Ms Hogan has a B.S. degree from the State University of New York at Albany and an M.B.A. degree in Finance and Economics from Princeton University.

     Mr. Barket has served as a director of the Company since June 1995. Mr. Barket is the Managing Director - Real Estate for Angelo, Gordon & Co., New York, NY. From 1988 to 1997, Mr. Barket was a Managing Director of Amerimar Enterprises Inc., New York, NY, a real estate investment and development company during which time he was involved in a variety of office, retail, residential and hotel projects. From 1984 to 1986, he worked as a senior tax accountant with Arthur Andersen & Co., New York, NY. Mr. Barket has B.A. degree from Georgetown University and an M.B.A. degree from The Wharton School at the University of Pennsylvania.

     Mr. McCabe has served as director of the Company since February 1997. Mr. McCabe is Chief Executive Officer of Powerhouse Partnership, Inc., New York, NY. From 1991 to 1998, Mr. McCabe was Chief Executive Office of McCabe & Company, New York, NY, an advertising and communications company. From 1967 to 1986 he served in various capacities, most recently as President and Worldwide Creative Director, at Scali, McCabe, Sloves, Inc., New York, NY, an advertising agency he co-founded.

     Mr. Tannenbaum, C.F.A., has served as a director of the Company since March 1999. Mr. Tannenbaum is currently a managing partner at NYFM Capital, LLC which he founded in 1999. From April 1997 to 1999, he was a principal with LAR Management, Inc., which manages a $50,000,000 hedge fund. From June 1996 to April 1997, he was an associate with Pilgrim Baxter, a mutual fund manager. From 1994 to 1996, he was an Assistant Vice President and analyst in the Small Company Group at Merrill Lynch. Mr. Tannenbaum is also a director of Westower, Inc. and General Devices, Inc., each a publicly traded company. Mr. Tannenbaum is the designee of BET Associates, L.P. Mr. Tannenbaum is a graduate of the Wharton School of The University of Pennsylvania, where he received a BS in Strategic Management and an MBA in Finance.

     There are no family relationships between any of the directors or executive officers of the Company except that Jason Gennusa and Andrew Gennusa are brothers.

     Employment Contracts

     As of February 1999, the Company approved a new employment agreement with Mr. Kamfar, the Company's Chairman and Chief Executive Officer. The agreement expires on December 31, 2000 but is automatically renewed for additional one-year periods commencing each January 1 unless either party gives written notice to the other of its desire not to renew such term, which notice must be given no later than ninety (90) days prior to the end of each term on any such renewal. The agreement provides for a compensation package of $175,000 per year, and an annual performance bonus of between 0% and 50% of the base salary for calendar year 1999 and any subsequent calendar year. Each bonus is based on the attainment of certain corporate and individual goals. Pursuant to the agreement, Mr. Kamfar has agreed to maintain the confidentiality of any confidential or proprietary information of the Company.

     In the event that the Company terminates Mr. Kamfar's employment upon a change in control or terminates Mr. Kamfar's employment other than for cause, he will be paid severance compensation equal to two times his annual base salary (at the rate payable at the time of such termination) plus an amount equal to the greater of two times the amount of his bonus for the calendar year preceding such termination or 25% of his base salary. For a period of one year following Mr. Kamfar's voluntary termination or termination for cause, Mr. Kamfar cannot perform services for, have an equity interest (except for an interest of 10% or less in an entity whose securities are listed on a national securities exchange) in any business (other than the Company) or participate in the financing, operation, management or control of, any firm, corporation or business (other than the Company) that engages in the marketing or sale of specialty coffee as its principal business.

     Mr. Kamfar's employment agreement defines a "change of control" as: 1) the acquisition of more than 40% of the voting stock of the Company by a single person or group; 2) a change in the majority of the Board of Directors as a result of a cash tender offer, merger, sale of assets or contested election; 3) the approval by shareholders of the Company of a merger or sale of all or substantially all of the Company's assets; 4) the closing of a transaction in which more than 50% of the Company's voting power is transferred and 5) a tender offer which results in a person or a group acquiring more than 40% of the Company.

     As of February 1999, the Company approved a new employment agreement with Mr. Novack, the Company's Chief Financial Officer. The agreement expires on June 30, 2000. The agreement provides for a compensation package of $130,000 per year, increasing to $150,000 per year on July 1, 1999, and an annual performance bonus of 25% to 50% of the base salary based on the attainment of certain corporate, departmental and individual goals. Pursuant to the agreement, Mr. Novack has agreed to maintain the confidentiality of any confidential or proprietary information of the Company.

     In the event that the Company terminates Mr. Novack's employment other than for cause, he will be paid severance compensation equal to his base salary (at the rate payable at the time of such termination) for a period of nine months. In the event Mr. Novack terminates his employment voluntarily, he will be paid severance compensation equal to his base salary (at the rate payable at the time of such termination) for a period of six months. For a period of one year following Mr. Novack's voluntary termination or termination for cause, Mr. Novack cannot perform services for, have an equity interest (except for an interest of 5% or less in an entity whose securities are listed on a national securities exchange) in any business (other than the Company) or participate in the financing, operation, management or control of, any firm, corporation or business that engages in the marketing or sale of specialty coffee or bagels as its principal business.

     As of November 24, 1998, the Company entered into an employment agreement with Mr. Nacht, the Company's President. The agreement expires on December 1, 2000, but is automatically renewed for additional one-year periods unless either party gives notice to the other of its desire not to renew such term, which notice must be given no later than ninety (90) days prior to the commencement of any such renewal. The agreement provides for a compensation package of $160,000 per year, an annual service bonus equal to twenty-five (25%) percent of the base salary payable during each fiscal year, and an annual performance bonus of up to twenty-five (25%) percent of the base salary payable during each fiscal year. In lieu of any of the foregoing bonus provisions for the year ending December 31, 1998, Mr. Nacht is entitled to a guaranteed bonus of (i) $100,000 payable within ten days after the effective date of the plan of reorganization of Manhattan Bagel Company, Inc. and (ii) $100,000 payable during calendar year 1999, at the same time as 1998 bonuses are paid to other executive employees of the Company but in no event later than March 31, 1999. Pursuant to the agreement, Mr. Nacht has agreed to maintain the confidentiality of any confidential or proprietary information of the Company.

     In the event that the Company terminates Mr. Nacht's employment other than for cause, he will be paid severance compensation equal to his annual base salary (at the rate payable at the time of such termination) for a period of nine months. In the event the Company elects not to automatically extend Mr. Nacht's employment for one year at the end of each term of his employment, Mr. Nacht will be paid severance compensation equal to his annual base salary (at the rate payable at the time of such termination) for a period of six months. For a period of two years following Mr. Nacht's termination for any reason other than an unremedied material default by the Company, Mr. Nacht cannot, directly or indirectly, within 50 miles of any location operated by the Company or a franchisee, conduct or have an interest in, or consult for or have any relationship with any business 25% or more of the sales of which are represented by sales of coffee and bagels.

     As of November 24, 1998, the Company entered into an employment agreement with Mr. J. Gennusa, the Company's Vice President - Manufacturing. The agreement expires on November 23, 2000, but is automatically renewed for additional one-year periods unless either party gives notice to the other of its desire not to renew such term, which notice must be given no later than ninety (90) days prior to the commencement of any such renewal. The agreement provides for a compensation package of $132,500 per year, an annual performance bonus of up to twenty-five (25%) percent of the base salary payable during each fiscal year if the annual operating budget of the Company for such fiscal year has been achieved, and an annual performance bonus of up to twenty-five (25%) percent of the base salary payable during each fiscal year if the operating budget for which Mr. J. Gennusa is responsible is achieved. In addition, Mr. J. Gennusa has been granted options to purchase up to 250,000 shares of the Company's common stock at an exercise price of $1.656, which options expire ten years from the date of grant. Pursuant to the agreement, Mr. J. Gennusa has agreed to maintain the confidentiality of any confidential or proprietary information of the Company. In the event that Mr. J. Gennusa's employment agreement is terminated for any reason other than the expiration of its term, the Company shall not be obligated to pay any compensation or expenses or provide other benefits other than those accrued to the date of termination.

     As of November 24, 1998, the Company entered into an employment agreement with Mr. A. Gennusa, the Company's Vice President - Construction. The agreement expires on November 23, 2000, but is automatically renewed for additional one-year periods unless either party gives notice to the other of its desire not to renew such term, which notice must be given no later than ninety (90) days prior to the commencement of any such renewal. The agreement provides for a compensation package of $132,500 per year, an annual performance bonus of up to twenty-five (25%) percent of the base salary payable during each fiscal year if the annual operating budget of the Company for such fiscal year has been achieved, and an annual performance bonus of up to twenty-five (25%) percent of the base salary payable during each fiscal year if the operating budget for which Mr. A. Gennusa is responsible is achieved. In addition, Mr. A. Gennusa has been granted options to purchase up to 250,000 shares of the Company's common stock at an exercise price of $1.656, which options expire ten years from the date of grant. Pursuant to the agreement, Mr. A. Gennusa has agreed to maintain the confidentiality of any confidential or proprietary information of the Company. In the event that Mr. A. Gennusa's employment agreement is terminated for any reason other than the expiration of its term, the Company shall not be obligated to pay any compensation or expenses or provide other benefits other than those accrued to the date of termination.

     Stock Ownership

     The following table sets forth as of June ____, 1999 the number of shares of Common Stock owned by each director, officer and 5% shareholder of the
Company:



Name and Address of                               Shares  Beneficially
Beneficial Owner **                                    Owned                          Percentage
Fidelity Management & Research                       1,459,600                            6.3%
82 Devonshire Street
Boston, MA 02109

R. Ramin Kamfar                                        724,762(1)                         3.1%
         Chairman and Chief Executive
         Officer and Director

Sanford Nacht                                             --  (2)                           *
         President and Chief Operating Officer

Jerold E. Novack                                       517,407(3)                         2.2%
         Vice President - Finance


Jason Gennusa                                          530,000(4)                         2.3%
         Vice President - Manufacturing

Andrew Gennusa                                         530,000(5)                         2.3%
         Vice President - Construction

Barry Levine                                           204,204(6)                         *
         Vice President - Coffee

Robert Williams                                        204,204(6)                         *
         Vice President - Coffee

Keith F. Barket                                         60,212(7)                         *
         Director

Edward McCabe                                           32,185(8)                         *
         Director

Karen Hogan                                             46,037(9)                         *
         Director

Leonard Tannenbaum                                       7,500(10)                       *
         Director

All directors and executive officers                     2,856,511                       12.4%
         As a group (11 persons)
---------------------------

     * Less than one percent (1%).

     ** Address for each officer and director of the Company is the Company's principal office located at 246 Industrial Way West, Eatontown, NJ.

     (1) Includes 193,735 shares which may be acquired upon the exercise of options which will be exercisable within 60 days. Does not include 141,666 shares underlying stock options which are not exercisable within 60 days.

     (2) Does not include 250,000 shares underlying stock options which are not exercisable within 60 days.

     (3) Includes 298,324 shares which may be acquired upon the exercise of options which will be exercisable within 60 days. Does not include 145,000 shares underlying stock options which are not exercisable within 60 days.

     (4) Includes 250,000 shares which may be acquired upon the exercise of presently exercisable options.

     (5) Includes 250,000 shares which may be acquired upon the exercise of presently exercisable options.

     (6) Includes 120,000 shares which may be acquired upon the exercise of presently exercisable options.

     (7) Includes 40,000 shares which may be acquired upon the exercise of presently exercisable options.

     (8) Includes 30,000 shares which may be acquired upon the exercise of presently exercisable options.

     (9) Includes 20,000 shares which may be acquired upon the exercise of presently exercisable options.

     (10) Does not include 750,000 shares owned beneficially by BET Associates, L.P., of which Mr. Tannenbaum is a limited partner and 10% owner, and of which shares Mr. Tannenbaum disclaims beneficial ownership.BET Associates, L.P. also holds a warrant to purchase 1,000,00 shares which is not exercisable within the next 60 days.

     Directors' Compensation

     Each non-employee director of the Company is paid $1,000 for each of the quarterly Board meetings of each calendar year, $500 for each additional Board meeting held in the same calendar year and $250 for each committee meeting. Such payments are made in Common Stock of the Company. Employee directors are not compensated for service provided as directors. Additionally, each non-employee director receives stock option to purchase 10,000 shares of Common Stock on the date on which such person first becomes a director, and on October 1 of each year if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. The exercise price of such options shall be equal to the market value of the shares of Common Stock on the date of grant. All directors are reimbursed for out-of-pocket expenses incurred by them in connection with attendance of Board meetings and committee meetings.

     Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based solely on the Company's review of the copies of such forms received by it during its fiscal year ended December 27, 1998, the Company believes that all filing requirements applicable to the Reporting Persons were complied with.

     Certain Transactions

     On August 29, 1997, the Company sold two stores to 723 Food Corp., a corporation owned by Jerold E. Novack and Richard Windisch. Mr. Novack is Vice President - Finance of the Company. Mr. Windisch served as the Company's Vice President - Operations from January 1998 to February 1999, and, from September 1994 to July 1996. The stores included an existing operation and another store which was partially constructed. The purchase price was $575,000, which was part in cash and notes. This transaction was approved by the Board of Directors of the Company. The Company believes that the terms of this transaction are as favorable to the Company as those which could have been obtained from unaffiliated third parties.

     In fiscal year ended December 28, 1997, Capico International, a corporation for which Ronald Hari, a former director of the Company, serves as President and Chief Executive Officer, was paid a consulting fee of $70,000 by the Company with respect to assistance in developing international and multi-unit franchising.

     On or about March 25, 1998, the officers of the Company, R. Ramin Kamfar and Jerold E. Novack, signed an agreement to purchase four stores from the Company. Mr. Kamfar is Chief Executive Officer of the Company and Mr. Novack is Chief Financial Officer. The purchase price was $1,250,000. This transaction was approved by the Board of Directors of the Company. The Company believes that the term of this transaction are as favorable to the Company as those which could have been obtained from unaffiliated third parties.

     Leonard Tannenbaum, director of the Company, is a limited partner and ten (10%) percent owner in BET Associates, L.P. ("BET"). On November 24, 1998, the Company completed a $5 million dollar debt transaction with BET, which funds were used for the acquisition of Manhattan Bagel Company, Inc. Mr. Tannenbaum serves on the Company's Board of Directors as the designee of BET pursuant to the terms of the foregoing transaction.

     Each of the nominees for election as a director has advised the Company of his willingness to serve as a director and management believes that each nominee will be able to serve. If any nominee becomes unavailable, proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF DIRECTORS SET FORTH IN THIS PROXY STATEMENT

     2. SELECTION OF AUDITORS

     The Board of Directors recommends that the stockholders ratify the selection of Arthur Andersen LLP, independent auditors, which served as the Company's independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 25, 1999.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 25, 1999

     3. APPROVAL OF RESTATED CERTIFICATE OF INCORPORATION

     (a) Common Stock Combination: The Restated Certificate of Incorporation (the "Certificate") provides for a one for two common stock combination. If approved, each outstanding share of common stock would become one-half share, and the total number of shares of common stock outstanding as of the record date would be reduced from 20,235,047 shares to 10,117,523 shares (all shares issued thereafter in and before the filing of the Certificate would be similarly reduced). It is the intent of the Company to try to effect an increase of the current market price of the common stock. Such increase would benefit the Company by helping secure a continuation of the listing of the common stock on the NASDAQ National Market. In addition, it is believed that an increase in the price of the common stock will encourage financial institutions to give greater attention to the Company and to its prospects. There can be no assurance, however, of the extent of any price increase which may result from the proposed common stock combination in the short or long term.

     (b) Staggered Board of Directors: The Certificate provides for a staggered Board of Directors. In general, one-third of the directors would be elected in each year. In order to effect this arrangement, and in view of the fact that the Company's Board of Directors consists of five persons, at the forthcoming annual meeting, and assuming approval of the Restated Certificate of Incorporation, two directors would be elected to a three year term, two directors would be elected to a two year term and one director would be elected to a one year term. When directors are elected at the next and following annual meetings of stockholders, they will be elected to three year terms. The purpose of this provision is to elect not more than two-fifths of the Board of Directors during any one year. Such provision provides stability and continuity to the Board of Directors. In the event of a proxy contest, a party seeking control of the Board of Directors would have to win two successive annual elections to elect a majority of the directors.

     (c) Board of Directors Removal/Proposals: Directors may be removed for cause only by the affirmative vote of the holders of two-thirds of the Company's voting stock, or if the director is an Interested Person or the designee of an Interested Person (someone who is the holder of ten percent or more of the Company's voting stock), by a vote of a majority of the Company's voting stock excluding the voting stock held by the Interested Person. Proposals made by an Interested Person or a director who is a designee of an Interested Person will require the approval of two-thirds of the Company's voting stock excluding holdings of the Interested Person. These provisions make it more difficult for a large stockholder to remove directors or affect Board of Directors actions.

     (d) Provisions Related to Stockholder/Voting.

     (i) Stockholder nominations for election of directors at an annual meeting of stockholders must be made not less than 90 days, nor more than 60 days, before the end of a period of one year after the immediately prior annual meeting of stockholders. For example, nominations by stockholders for election at the annual meeting of stockholders to be held in the year 2000 must be made between ______ 2000 and ______ 2000. The notice of nomination shall provide information on the nominees and their willingness to serve. If the Company calls a special meeting of stockholder to elect directors, the nomination must be made by the later of the 60th day before such meeting or the 10th day after notice of the meeting is given. The purpose of this provision is to give the Company reasonable notice of stockholder nominated directors and their qualifications.

     (ii) Proposals by stockholders must be made not less than 90 days, nor more than 60 days, before the end of a period of one year after the immediately prior annual meeting of stockholders. For example, proposals at the annual meeting of stockholders to be held in the year 2000 must be made between ______ 2000 and ______ 2000. If the Company calls a special meeting of stockholders, proposals must be made by the later of the 60th day before such meeting or the 10th day after notice of the meeting is given.. The purpose of this provision is to give the Company reasonable notice of stockholder proposals so the same can be properly evaluated.

     (iii) Voting by stockholders shall take place at meetings, and not by written consent. This provision is intended to prevent secretive voting by large stockholders without notice or an opportunity of other stockholders to know and respond to the issues.

     (iv) If a Business Transaction (merger, sale of assets, issuance of capital stock, recapitalization or liquidation or a transaction with an Interested Person) is proposed by an Interested Person, approval of the same must be by the affirmative vote of the holders of two-thirds of the Company's voting stock, excluding the voting stock held by the Interested Person. This provision is designed to insure broad stockholder approval of fundamental transactions and transactions which are related to large stockholder.

     The Company believes that the stability of the Board of Directors, and broad stockholder support of fundamental proposals made by a large stockholder, are necessary to the stability, continuity and growth of the Company's business, and to make it more difficult for a third party to take control of the Company on terms that would be substantially unfavorable to the other stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE APPROVAL OF THE RESTATED CERTIFICATE OF INCORPORATION.

     4. OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Annual Meeting and does not intend to present any other matters. However, if any other business shall properly come before the Annual Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

     PROCEDURE FOR SUBMISSION OF YEAR 2000 STOCKHOLDER PROPOSALS

     Assuming approval of the Restated Certificate of Incorporation, proposals by stockholders for inclusion in the 2000 annual meeting of stockholders proxy statement must be received by New World Coffee-Manhattan Bagel, Inc., 246 Industrial Way West, Eatontown, New Jersey 07724, between _________, 2000 and __________, 2000. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.

     OTHER MATTERS

     So far as the Board of Directors is aware, only the aforementioned matters will be acted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

     By order of the Board of Directors.

     Dated: __________, 1999


                                             Jerold E. Novack, Secretary

                               COMMON STOCK PROXY
              ----------------------------------------------------

                    NEW WORLD COFFEE - MANHATTAN BAGEL, INC.
                             246 Industrial Way West
                           Eatontown, New Jersey 07724

          This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned, revoking all previous proxies, hereby appoints R. Ramin Kamfar and Jerold E. Novack, and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of New World Coffee - Manhattan Bagel, Inc. (the "Company"), held of record by the undersigned on June ____, 1999 which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on August ___, 1999, at 9:30 a.m. at 246 Industrial Way West, Eatontown, New Jersey 07724, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

     1. ELECTION OF DIRECTORS

     FOR all nominees listed below Withhold Authority to vote for all (except as marked to the contrary nominees listed below)

     (Instruction: To withhold authority to vote for an individual nominee strike a line through such nominee's name in the list below).

                                 R. RAMIN KAMFAR
                                 KEITH F. BARKET
                                   KAREN HOGAN
                                  EDWARD McCABE
                               LEONARD TANNENBAUM


     2. RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 25, 1999.

          FOR __________    AGAINST ____________      ABSTAIN _________


     3. APPROVAL OF RESTATED CERTIFICATE OF INCORPORATION.

          FOR __________    AGAINST ___________       ABSTAIN _________


     4. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

          FOR __________    AGAINST ___________ ABSTAIN ____________



     PLEASE SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted "FOR" all proposals.



(Date)



(Signature)

(Signature, if held jointly)

     Please sign exactly as name appears below. If Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please list full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

                         EXHIBIT "A" TO PROXY STATEMENT


                      RESTATED CERTIFICATE OF INCORPORATION



     New World Coffee-Manhattan Bagel, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The present name of the corporation is New World Coffee-Manhattan Bagel, Inc. The original Certificate of Incorporation of the corporation, under the name "World Coffee, Inc.," was filed with the Secretary of State of Delaware on October 21, 1992.

     2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

     3. The text of the Restated Certification of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as set forth in Exhibit A attached hereto.

     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed under the seal of the corporation this ____ day of _________, 1999.

                              NEW WORLD COFFEE-MANHATTAN BAGEL, INC

                           By: /s/ Jerold E. Novack
                              ---------------------------
                              Jerold E. Novack, Secretary

              "EXHIBIT A" TO RESTATED CERTIFICATE OF INCORPORATION

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                     NEW WORLD COFFEE-MANHATTAN BAGEL, INC.


     FIRST:  The name of the  Corporation is New World  Coffee-Manhattan  Bagel,
Inc.

     SECOND: The address of its registered office in the State of Delaware is 25 Greystone Manor, Lewes, DE 19958-9776, County of Sussex. The name of its registered agent at such address is Harvard Business Services, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The total number of shares which the Corporation shall have authority to issue is Fifty-Two Million (52,000,000), consisting of Fifty Million (50,000,000) shares of common stock, and Two Million (2,000,000) shares of preferred stock, all of par value of $.001) per share.

     A. Preferred Stock

     1. The preferred stock of the Corporation may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not cancelled in any and all such series shall not exceed the total number of shares of preferred stock hereinabove authorized.

     2. Authority is hereby vested in the Board of Directors from time to time to authorize the issuance of one or more series of preferred stock and, in connection with the creation of such series, to fix by resolution or resolutions providing for the issuance of shares thereof the characteristics of each such series including, without limitation, the following:

     (a) the maximum number of shares to constitute such series, which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board of Directors, the distinctive designation thereof and the stated value thereof if different than the par value thereof;

     (b) whether the shares of such series shall have voting powers, full or limited, together with any other series of preferred stock or common stock, or as a separate class, or no voting powers, and if any, the terms of such voting powers;

     (c) the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock and whether such dividend shall be cumulative or noncumulative;

     (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms, limitations, restrictions or conditions of such redemption;

     (e) the relative amounts, and the relative rights or preference, if any, of payment in respect of shares of such series, which the holders of shares of such series shall be entitled to receive upon the liquidation, dissolution or winding-up of the Corporation;

     (f) whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

     (g) whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class, classes or series, or other securities, whether or not issued by the Corporation, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting same;

     (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock (as defined below) or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding-up;

     (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distributions of assets upon liquidation, dissolution or winding-up; and

     (j) any other preference and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall not be inconsistent with law, this Article Fourth or any resolution of the Board of Directors pursuant hereto.

     In connection with the above, a Certificate of Designation of Series B Convertible Preferred Stock filed on January 22, 1997 and a Certificate of Designation of Series A Junior Participating Preferred Stock filed on June ____, 1999, are hereby confirmed.

     B. Common Stock

     1. The common stock of the Corporation may be issued from time to time in any number of shares, provided that the aggregate number of shares issued and not cancelled shall not exceed the total number of shares of common stock hereinabove authorized ("Common Stock").

     2. Unless expressly provided by the Board of Directors of the Corporation in fixing the voting rights of any series of Preferred Stock, the holders of the outstanding shares of Common Stock shall exclusively possess all voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

     3. Subject to the prior rights of the holders of Preferred Stock now or hereafter granted pursuant to Article Fourth, the holders of Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for that purpose, dividends payable either in cash, stock or otherwise.

     4. In the event of any liquidation, dissolution or winding-up of the Corporation, either voluntary or involuntary, after payment shall be made in full to the holders of Preferred Stock of any amounts to which they may be entitled, the holders of Common Stock shall be entitled to the exclusion of the holders of Preferred Stock of any and all series to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

     5. Each share of Common Stock outstanding immediately prior to the filing of this Restated Certificate of Incorporation shall, upon the filing of this Restated Certificate of Incorporation, represent one half (1/2) share of Common Stock, such that the _________ shares of Common Stock outstanding immediately prior to the filing of this Restated Certificate of Incorporation shall, upon the filing of this Amended Certificate of Incorporation, be combined into __________ shares of Common Stock .

     FIFTH: The Corporation is to have perpetual existence.

     SIXTH: The private property of the stockholders shall not be subject to the payment of the Corporation's debts to any extent whatever.

     SEVENTH: The following provisions are included for the management of the business and for the conduct of the affairs of the Corporation and for defining and regulating the powers of the Corporation and its directors and stockholders and are in furtherance and not in limitation of the powers conferred upon the Corporation by statute:

     A. 1. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of such number of directors as is determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors; provided, however, that in no event shall the number of directors be less than three nor more than nine. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third (1/3) of the total number of directors constituting the entire Board of Directors. By unanimous written consent of the Board of Directors, the initial classes shall be elected as follows: Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding annual meeting of stockholders, successors to the class of directors whose terms expires at that annual meeting shall be elected for three-year terms. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office as set forth herein. Except as otherwise required by law, any vacancy on the Board of Directors that results from an increase in the number of directors and any other vacancy occurring in the Board of Directors shall be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

     2. Any director, or the entire Board of Directors, may be removed from office only for cause and only by the affirmative vote of not less than two-thirds (2/3) of the votes entitled to be cast by the holders of all of the then outstanding shares of Voting Stock (as defined in Article Ninth, Section
C), voting together as one class; provided, however, that if a proposal to remove a director is made by or on behalf of an Interested Person (as defined in Article Ninth, Section C) or a director who is not an Independent Director (as defined in Article Ninth, Section C), then such removal shall also require the affirmative vote of not less than two thirds (2/3) majority of the votes entitled to be cast by the holders of all of the then outstanding shares of Voting Stock, voting together as one class, excluding Voting Stock beneficially owned by such Interested Person.

     3. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to Article Seventh, Section A unless expressly provided by such terms.

     B. In furtherance and not limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     1. To make, alter, amend or repeal the By-Laws of the Corporation. The holders of shares of Voting Stock shall, to the extent such power is at the time conferred on them by applicable law, also have the power to make, alter, amend or repeal the By-Laws of the Corporation, provided that any proposal by or on behalf of an Interested Person or a director who is not an Independent Director to make, alter, amend or repeal the By-Laws shall require approval by the affirmative vote described in Article Ninth, Section A, unless either (a) such action has been approved by a majority of the Board of Directors as constituted prior to such Interested Person first becoming an Interested Person; or (b) prior to such Interested Person first becoming an Interested Person, a majority of the Board of Directors shall have approved such Interested Person becoming an Interested Person and, subsequently, a majority of the Independent Directors has approved such action.

     2. To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     3. By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The By-Laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in the By-Laws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Article Fourth hereof, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution or By-Laws expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware.

     4. When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the Corporation.

     5. To the full extent permitted or not prohibited by law, and without the consent of or other action by the stockholders, to authorize or create mortgages, pledges or other liens or encumbrances upon any or all of the assets, real, personal or mixed, and franchises of the Corporation, including after-acquired property, and to exercise all of the powers of the Corporation in connection therewith.

     C. In addition to any other considerations which the Board of Directors may lawfully take into account, in determining whether to take or to refrain from taking corporate action on any matter, including proposing any matter to the stockholders of the Corporation, the Board of Directors may take into account the long-term as well as the short-term interests of the Corporation and its stockholders (including the possibility that these interests may be best served by the continued independence of the Corporation), customers, employees and other constituencies of the Corporation and its subsidiaries, including the effect upon communities in which the Corporation and its subsidiaries do business. In so evaluating any such determination, the Board of Directors shall be deemed to be performing their duties and acting in good faith and in the best interests of the Corporation within the meaning of Section 145 of the General Corporation Law of the State of Delaware, or any successor provision.

     D. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, dissolution or winding-up, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at an annual meeting only pursuant to the Corporation's notice of such meeting or if written notice of such stockholder's intent to make such nomination or nominations has been received by the Secretary of the Corporation not less than sixty nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary, notice by the stockholder to be timely must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (1) the sixtieth day prior to such annual meeting; or (2) the tenth day following the day on which notice of the day of the annual meeting was mailed or public disclosure thereof was made by the Corporation, whichever first occurs. For purposes of calculating the first such notice period following adoption of this Certificate of Incorporation, the first anniversary of the 1999 annual meeting shall be deemed to be _______, 2000. Each such notice shall set forth:
(a) the name and address of the stockholder who intends to make the nomination and of the person or person to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations; (d) the class and number of shares of the Corporation which are beneficially owned by such stockholder and the person to be nominated as of the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nominees as of the date of such stockholder's notice; (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and
(f) the consent of each nominee to serve as a director of the Corporation if so elected as evidenced by the signature of such nominee.

     In addition, in the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a special meeting only pursuant to the Corporation's notice of meeting or if written notice of such stockholder's intent to make such nomination or nominations, setting forth the information and complying with the form described in the immediately preceding paragraph, has been received by the Secretary of the Corporation not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of (i) the sixtieth day prior to such meeting; or (ii) the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure thereof was made by the Corporation, whichever comes first.

     No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Article Seventh, Section D. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by Article Eighth, Section D, and if he or she should so determine, the defective nomination shall be disregarded.

     Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

     EIGHTH:

     A. Meetings of the stockholders may be held within or without the State of Delaware, as the By-Laws may provide. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and shall not be effected by a consent in writing by any such holders. Subject to the express rights of holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, dissolution or winding-up, special meetings of the stockholders of the Corporation may be called only by the holders of a majority of the outstanding shares of Common Stock or by a majority of the Board of Directors.

     Except as otherwise required by law or by this Certificate of Incorporation, the holders of not less than one-third (1/3) in voting power of the shares entitled to vote at any meeting of stockholders, present in person or by proxy, shall constitute a quorum, and the act of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote on the subject matter shall be deemed the act of the stockholders. If a quorum shall fail to attend any meeting, the presiding officer may adjourn the meeting to another place, date or time. If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with one-quarter (1/4) in voting power of the shares entitled to vote thereat constituting a quorum, then except as otherwise required by law, one-quarter (1/4) in voting power of the shares entitled to vote at such adjourned meeting, present in person or by proxy, shall constitute a quorum, and, except as otherwise required by law or this Certificate of Incorporation, all matters shall be determined by the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote on the subject matter.

     B. At any meeting of the stockholders, only such business shall be conducted as shall have been properly bought before such meeting. To be properly bought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (3) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholders must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be received not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty
(60) days from such anniversary, notice by the stockholder to be timely must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (1) the sixtieth day prior to such annual meeting; or (2) the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. For purposes of calculating the first such notice period following adoption of this Certificate of Incorporation, the first anniversary of the 1999 annual meeting shall be __________, 2000. Each such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (c) the class, series and number of shares of the Corporation which are beneficially owned by the stockholder; and (d) and material interest of the stockholder in such business.

     No business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in Article Eighth, Section B. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly bought before the meeting and in accordance with the provisions of Article Eighth, Section B, and if he or she should so determine, any such business not properly brought before the meeting shall not be transacted. Nothing herein shall be deemed to affect the Corporation's proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 14a-8 thereunder.

     The books of the Corporation may be kept outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

     NINTH:

     A. In addition to any affirmative vote required by law or this Certificate of Incorporation or the By-Laws of the Corporation, and except as otherwise expressly provided in Section B of this Article Ninth, a Business Transaction (as hereinafter defined) with, or proposed by or on behalf of, any Interested Person (as hereinafter defined) or any Affiliate (as hereinafter defined) of any Interested Person or any person who thereafter would be an Affiliate of such Interested Person shall require approval by the affirmative vote of not less than two-thirds (2/3) of the votes entitled to be cast by holders of all the then outstanding Voting Stock, voting together as one class, excluding Voting Stock beneficially owned by such Interested Person in accordance with Section 203 of the General Corporation Law of the State of Delaware. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     B. The provisions of this Article Ninth, Section A, shall not be applicable to any particular Business Transaction, and such Business Transaction shall require only such affirmative vote, if any, as is required by law or by any other provision of this Certificate of Incorporation or the By-Laws of the Corporation, or any agreement with any national securities exchange, if either
(1) the Business Transaction shall have been approved by a majority of the Board of Directors as constituted prior to such Interested Person first becoming an Interested Person or (2) prior to such Interested Person first becoming an Interested Person, a majority of the Board of Directors shall have approved such Interested Person becoming an Interested Person and, subsequently, a majority of the Independent Directors (as hereinafter defined) shall have approved the Business Transaction.

     C. The following definitions shall apply with respect to Article Tenth.

     1. The term "Affiliate" shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

     2. A person shall be a "Beneficial Owner" of any Capital Stock (a) which such person or any of its Affiliates beneficially owns, directly or indirectly;
(b) which such person or any of its Affiliates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time or the occurrence of one or more events), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the beneficial owner of any security if the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent solicitation made pursuant to and in accordance with the Exchange Act, and is not also then reportable on
Schedule 13D under the Exchange Act (or a comparable  or successor  report);  or
(c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock (except to the extent permitted by the proviso of clause (b)(ii) above). For the purposes of determining whether a person is an Interested Person pursuant to paragraph (7) of this Section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this paragraph (2) of Section C, but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     3. The term "Business Transaction" shall mean any of the following transactions when entered into by the Corporation or a subsidiary of the Corporation with, or upon a proposal by or on behalf of, any Interested Person or any Affiliate of any Interested Person:

     (a) any merger or  consolidation  of the Corporation or any subsidiary with
(i) any Interested Person or (ii) any other corporation which is, or after such merger or consolidation would be, an Affiliate of an Interested Person;

     (b)  any  sale,  lease,  exchange,  mortgage,  pledge,  transfer  or  other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the Interested Person of assets of the Corporation (other than Capital Stock (as hereinafter defined)) or of any subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of the aggregate market value of all the outstanding stock of the Corporation;

     (c) any transaction that results in the issuance of shares or the transfer of treasury shares by the Corporation or by any subsidiary of the Corporation of any Capital Stock or any capital stock of such subsidiary to the Interested Person, except (i) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the Interested Person became such, (ii) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the Interested Person became such, (iii) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock, (iv) any issuance of shares or transfer of treasury shares of Capital Stock by the Corporation, provided, however, that in the case of each of clauses
(ii) through (iv) above there shall be no increase of more than one percent (1%) in the Interested Person's proportionate share of the Capital Stock of any class or series or of the Voting Stock or (v) pursuant to a public offering or private placement by the Corporation to an Institutional Investor;

     (d) any reclassification of securities, recapitalization or other transaction involving the Corporation or any subsidiary of the Corporation which has the effect, directly or indirectly, of (i) increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the Interested Person, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the Interested Person or (ii) increasing the voting power, whether or not then exercisable, of an Interested Person in any class or series of stock of the Corporation or any subsidiary of the Corporation;

     (e) the adoption of any plan or proposal by or on behalf of an Interested Person for the liquidation or dissolution of the Corporation; or

     (f) any receipt by the Interested Person of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, tax benefits or other financial benefits (other than those expressly permitted in subparagraphs (a) through (e) above) provided by or through the Corporation or any subsidiary.

     4. The term "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under Article Fourth of this Certificate of Incorporation.

     5. The term "Independent Directors" shall mean the members of the Board of Directors who are not Affiliates or representatives of, or associated with, an Interested Person and who were either directors of the Corporation prior to any person becoming an Interested Person or were recommended for election or elected to succeed such directors by a vote which includes the affirmative vote of a majority of the Independent Directors.

     6. The term "Institutional Investor" shall mean a person that (a) has acquired, or will acquire, all of its securities of the Corporation in the ordinary course of its business and not with the purpose nor with the effect of changing or influencing the control of the Corporation, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Section 13 of the Exchange Act and Rule 13d-3(b) thereunder, and (b) is a registered broker dealer; a bank as defined in Section 3(a)(6) of the Exchange Act; an insurance company as defined in, or an investment company registered under, the Investment Company Act of 1940; an investment advisor registered under the Investment Advisors Act of 1940; an employee benefit plan or pension fund subject to the Employee Retirement Income Security Act of 1974 or an endowment fund; a parent holding company, provided that the aggregate amount held directly by the parent and directly and indirectly by its subsidiaries which are not persons specified in the foregoing subclauses of this clause (b) does not exceed one percent (1%) of the securities of the subject class; or a group, provided that all the members are persons specified in the foregoing subclauses of this clause (b).

     7. The term "Interested Person" shall mean any person (other than the Corporation, any subsidiary, any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who
(a) is the beneficial owner of Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by the holders of all of the then outstanding shares of Voting Stock; or (b) has stated in a filing with any governmental agency or press release or otherwise publicly disclosed a plan or intention to become or consider becoming the beneficial owner of Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock and has not expressly abandoned such plan, intention or consideration more than two years prior to the date in question; or (c) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by holders of all then outstanding shares of Voting Stock.

     8. The term "person" shall mean individual, corporation, partnership, unincorporated association, trust or other entity.

     9. The term "subsidiary" means any company of which a majority of the voting securities are owned, directly or indirectly, by the Corporation.

     10. The term "Voting Stock" shall mean Capital Stock of any class or series entitled to vote in the election of directors generally.

     D. A majority of the Independent Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, for the purposes of (1) this Article Ninth, all questions arising under Article Ninth including, without limitation (a) whether a person is an Interested
Person, (b) the number of shares of Capital Stock or other securities beneficially owned by any person; and (c) whether a person is an Affiliate of another; and (2) this Certificate of Incorporation, the question of whether a person is an Interested Person. Any such determination made in good faith shall be binding and conclusive on all parties.

     E. Nothing contained in this Article Ninth shall be construed to relieve any Interested Person from any fiduciary obligation imposed by law.

     TENTH:  Whenever a  compromise  or  arrangement  is  proposed  between  the
Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     ELEVENTH: The Corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     The Board of Directors of the Corporation may, in its discretion, authorize the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liabilities asserted against him or incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnity him against such liability under the foregoing paragraph of this Article Eleventh.

     TWELFTH: No director of the Corporation shall be personally liable to the Corporation or any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director, provided that this Article Twelfth shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Thirteenth shall apply to or have an effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment or repeal.

     THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


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